                                                                    EXHIBIT 99.1

First Security Auto Owner Trust 1998-1
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.


February 24, 2001 Thru March 23, 2001
Distribution Date: 04-16-01                                                                                     Per $1,000
Statement for Class A and Class B Noteholders Pursuant                                                          of Original
to Section 4.7 of the Sale and Servicing Agreement                                                            Class A/Class B
                                                                                                                Note Amount
                                                                                                              ---------------
(i)  Principal Distribution
          Class A-1  Amount                                                                          -                 -
          Class A-2  Amount                                                                          -                 -
          Class A-3  Amount                                                                11,499,701.98           34.1775
          Class B Amount                                                                             -                 -
(ii)  Interest Distribution
          Class A-1  Amount                                                                          -                 -
          Class A-2  Amount                                                                          -                 -
          Class A-3  Amount                                                                   595,172.17            1.7689
          Class B Amount                                                                      167,474.21            4.9583

(iii)  Basic Servicing Fee                                                                    146,189.80            0.1950

(iv)  Outstanding Advances (end of preceding collection period)                                      -

(v)  Aggregate Receivables (end of preceding collection period)                           175,427,760.94

(vi)  Class A-1 Note Balance (end of Collection Period)                                              -
       Class A-1 Pool Factor (end of Collection Period)                                              -
       Class A-2 Note Balance (end of Collection Period)                                             -
       Class A-2 Pool Factor (end of Collection Period)                                              -
       Class A-3 Note Balance (end of Collection Period)                                  130,151,747.51
       Class A-3 Pool Factor (end of Collection Period)                                        0.3868153
       Class B Note Balance (end of Collection Period)                                     33,776,311.45
       Class B Pool Factor (end of Collection Period)                                          1.0000000
                                                                                 -----------------------
       Total Pool Balance (end of Collection Period)                                      163,928,058.96

(vii)  Realized Losses                                                                        436,402.85

(viii)  Noteholders Interest Carryover Shortfall                                                     -
         Noteholders Principal Carryover Shortfall                                                   -

(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                                        -

(x)  Reserve Account Balance                                                               14,994,926.23
       Average Delinquency Ratio                                                                  1.0602%
       Average Net Loss Ratio                                                                     2.1762%
       Specified Reserve Account Balance                                                   14,994,926.23


First Security Auto Owner Trust 1998-1
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.



March 24, 2001 Thru April 23, 2001
Distribution Date: 05-15-01                                                                    Per $1,000
Statement for Class A and Class B Noteholders Pursuant                                         of Original
to Section 4.7 of the Sale and Servicing Agreement                                           Class A/Class B
                                                                                               Note Amount
                                                                                             ---------------
(i)  Principal Distribution
          Class A-1  Amount                                                          -                 -
          Class A-2  Amount                                                          -                 -
          Class A-3  Amount                                                10,805,517.05           32.1144
          Class B Amount                                                             -                 -
(ii)  Interest Distribution
          Class A-1  Amount                                                          -                 -
          Class A-2  Amount                                                          -                 -
          Class A-3  Amount                                                   546,854.26            1.6253
          Class B Amount                                                      167,474.21            4.9583

(iii)  Basic Servicing Fee                                                    136,606.72            0.1822

(iv)  Outstanding Advances (end of preceding collection period)                      -

(v)  Aggregate Receivables (end of preceding collection period)           163,928,058.96

(vi)  Class A-1 Note Balance (end of Collection Period)                              -
       Class A-1 Pool Factor (end of Collection Period)                              -
       Class A-2 Note Balance (end of Collection Period)                             -
       Class A-2 Pool Factor (end of Collection Period)                              -
       Class A-3 Note Balance (end of Collection Period)                  119,346,230.46
       Class A-3 Pool Factor (end of Collection Period)                        0.3547010
       Class B Note Balance (end of Collection Period)                     33,776,311.45
       Class B Pool Factor (end of Collection Period)                          1.0000000
                                                                       -----------------
       Total Pool Balance (end of Collection Period)                      153,122,541.91

(vii)  Realized Losses                                                        284,821.17

(viii)  Noteholders Interest Carryover Shortfall                                     -
         Noteholders Principal Carryover Shortfall                                   -

(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                        -

(x)  Reserve Account Balance                                               14,994,926.23
       Average Delinquency Ratio                                                  0.8352%
       Average Net Loss Ratio                                                     1.9333%
       Specified Reserve Account Balance                                   14,994,926.23

First Security Auto Owner Trust 1998-1
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.


May 1, 2001 Thru May 31, 2001
Distribution Date: 06-16-01                                                                       Per $1,000
Statement for Class A and Class B Noteholders Pursuant                                           of Original
to Section 4.7 of the Sale and Servicing Agreement                                              Class A/Class B
                                                                                                  Note Amount
                                                                                                ---------------
(i)  Principal Distribution
          Class A-1  Amount                                                                 -              -
          Class A-2  Amount                                                                 -              -
          Class A-3  Amount                                                     13,403,069.57        39.8344
          Class B Amount                                                                    -              -
(ii)  Interest Distribution
          Class A-1  Amount                                                                 -              -
          Class A-2  Amount                                                                 -              -
          Class A-3  Amount                                                        501,453.08         1.4903
          Class B Amount                                                           167,474.21         4.9583

(iii)  Basic Servicing Fee                                                         127,602.12         0.1702

(iv)  Outstanding Advances (end of preceding collection period)                             -

(v)  Aggregate Receivables (end of preceding collection period)                153,122,541.91

(vi)  Class A-1 Note Balance (end of Collection Period)                                     -
       Class A-1 Pool Factor (end of Collection Period)                                     -
       Class A-2 Note Balance (end of Collection Period)                                    -
       Class A-2 Pool Factor (end of Collection Period)                                     -
       Class A-3 Note Balance (end of Collection Period)                       105,943,160.89
       Class A-3 Pool Factor (end of Collection Period)                             0.3148666
       Class B Note Balance (end of Collection Period)                          33,776,311.45
       Class B Pool Factor (end of Collection Period)                               1.0000000
                                                                           ------------------
       Total Pool Balance (end of Collection Period)                           139,719,472.34

(vii)  Realized Losses                                                             302,988.97

(viii)  Noteholders Interest Carryover Shortfall                                            -
         Noteholders Principal Carryover Shortfall                                          -

(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                               -

(x)  Reserve Account Balance                                                    14,994,926.23
       Average Delinquency Ratio                                                       0.8825%
       Average Net Loss Ratio                                                          1.5762%
       Specified Reserve Account Balance                                        14,994,926.23

First Security Auto Owner Trust 1998-1
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.


June, 2001 Thru June 30, 2001
Distribution Date: 07-16-01                                                                    Per $1,000
Statement for Class A and Class B Noteholders Pursuant                                         of Original
to Section 4.7 of the Sale and Servicing Agreement                                           Class A/Class B
                                                                                                Note Amount
                                                                                             ---------------
(i)  Principal Distribution
          Class A-1  Amount                                                          -                -
          Class A-2  Amount                                                          -                -
          Class A-3  Amount                                                10,005,204.35          29.7358
          Class B Amount                                                             -                -
(ii)  Interest Distribution
          Class A-1  Amount                                                          -                -
          Class A-2  Amount                                                          -                -
          Class A-3  Amount                                                   445,137.85           1.3230
          Class B Amount                                                      167,474.21           4.9583

(iii)  Basic Servicing Fee                                                    116,432.89           0.1553

(iv)  Outstanding Advances (end of preceding collection period)                      -

(v)  Aggregate Receivables (end of preceding collection period)           139,719,472.34

(vi)  Class A-1 Note Balance (end of Collection Period)                              -
       Class A-1 Pool Factor (end of Collection Period)                              -
       Class A-2 Note Balance (end of Collection Period)                             -
       Class A-2 Pool Factor (end of Collection Period)                              -
       Class A-3 Note Balance (end of Collection Period)                   95,937,956.54
       Class A-3 Pool Factor (end of Collection Period)                        0.2851308
       Class B Note Balance (end of Collection Period)                     33,776,311.45
       Class B Pool Factor (end of Collection Period)                          1.0000000
                                                                        ----------------
       Total Pool Balance (end of Collection Period)                      129,714,267.99

(vii)  Realized Losses                                                        316,684.79

(viii)  Noteholders Interest Carryover Shortfall                                     -
         Noteholders Principal Carryover Shortfall                                   -

(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                        -

(x)  Reserve Account Balance                                               14,994,926.23
       Average Delinquency Ratio                                                  1.0602%
       Average Net Loss Ratio                                                     1.5893%
       Specified Reserve Account Balance                                   14,994,926.23

First Security Auto Owner Trust 1998-1
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.


July 1, 2001 Thru July 31, 2001
Distribution Date: 08-15-01                                                                         Per $1,000
Statement for Class A and Class B Noteholders Pursuant                                              of Original
to Section 4.7 of the Sale and Servicing Agreement                                                 Class A/Class B
                                                                                                     Note Amount
                                                                                                   ---------------
(i)  Principal Distribution
          Class A-1  Amount                                                                 -               -
          Class A-2  Amount                                                                 -               -
          Class A-3  Amount                                                        9,641,577.12         28.6551
          Class B Amount                                                                    -               -
(ii)  Interest Distribution
          Class A-1  Amount                                                                 -               -
          Class A-2  Amount                                                                 -               -
          Class A-3  Amount                                                          403,099.31          1.1980
          Class B Amount                                                             167,474.21          4.9583

(iii)  Basic Servicing Fee                                                           108,095.22          0.1442

(iv)  Outstanding Advances (end of preceding collection period)                             -

(v)  Aggregate Receivables (end of preceding collection period)                  129,714,267.99

(vi)  Class A-1 Note Balance (end of Collection Period)                                     -
       Class A-1 Pool Factor (end of Collection Period)                                     -
       Class A-2 Note Balance (end of Collection Period)                                    -
       Class A-2 Pool Factor (end of Collection Period)                                     -
       Class A-3 Note Balance (end of Collection Period)                          86,296,379.42
       Class A-3 Pool Factor (end of Collection Period)                               0.2564757
       Class B Note Balance (end of Collection Period)                            33,776,311.45
       Class B Pool Factor (end of Collection Period)                                 1.0000000
                                                                             ------------------
       Total Pool Balance (end of Collection Period)                             120,072,690.87

(vii)  Realized Losses                                                               193,862.46

(viii)  Noteholders Interest Carryover Shortfall                                            -
         Noteholders Principal Carryover Shortfall                                          -

(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                               -

(x)  Reserve Account Balance                                                      14,994,926.23
       Average Delinquency Ratio                                                         1.2625%
       Average Net Loss Ratio                                                            1.6694%
       Specified Reserve Account Balance                                          14,994,926.23


First Security Auto Owner Trust 1998-1
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.


August 1, 2001 Thru August 31, 2001
Distribution Date: 09-17-01                                                                        Per $1,000
Statement for Class A and Class B Noteholders Pursuant                                            of Original
to Section 4.7 of the Sale and Servicing Agreement                                               Class A/Class B
                                                                                                   Note Amount
                                                                                                 ---------------
(i)  Principal Distribution
          Class A-1  Amount                                                               -               -
          Class A-2  Amount                                                               -               -
          Class A-3  Amount                                                      9,926,242.32         29.5011
          Class B Amount                                                                  -               -
(ii)  Interest Distribution
          Class A-1  Amount                                                               -               -
          Class A-2  Amount                                                               -               -
          Class A-3  Amount                                                        362,588.62          1.0776
          Class B Amount                                                           167,474.21          4.9583

(iii)  Basic Servicing Fee                                                         100,060.58          0.1335

(iv)  Outstanding Advances (end of preceding collection period)                           -

(v)  Aggregate Receivables (end of preceding collection period)                120,072,690.87

(vi)  Class A-1 Note Balance (end of Collection Period)                                   -
       Class A-1 Pool Factor (end of Collection Period)                                   -
       Class A-2 Note Balance (end of Collection Period)                                  -
       Class A-2 Pool Factor (end of Collection Period)                                   -
       Class A-3 Note Balance (end of Collection Period)                        76,370,137.10
       Class A-3 Pool Factor (end of Collection Period)                             0.2269746
       Class B Note Balance (end of Collection Period)                          33,776,311.45
       Class B Pool Factor (end of Collection Period)                               1.0000000
                                                                           ------------------
       Total Pool Balance (end of Collection Period)                           110,146,448.55

(vii)  Realized Losses                                                             302,849.40

(viii)  Noteholders Interest Carryover Shortfall                                          -
         Noteholders Principal Carryover Shortfall                                        -

(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                             -

(x)  Reserve Account Balance                                                    14,994,926.23
       Average Delinquency Ratio                                                       1.2115%
       Average Net Loss Ratio                                                          2.0116%
       Specified Reserve Account Balance                                        14,994,926.23

First Security Auto Owner Trust 1998-1
Monthly Statement to Noteholders
Servicer:  Wells Fargo


September 1, 2001 Thru September 30, 2001
Distribution Date: 10-15-01                                                                          Per $1,000
Statement for Class A and Class B Noteholders Pursuant                                              of Original
to Section 4.7 of the Sale and Servicing Agreement                                                 Class A/Class B
                                                                                                     Note Amount
                                                                                                   ---------------
(i)  Principal Distribution
          Class A-1  Amount                                                                 -               -
          Class A-2  Amount                                                                 -               -
          Class A-3  Amount                                                        7,919,314.92         23.5365
          Class B Amount                                                                    -               -
(ii)  Interest Distribution
          Class A-1  Amount                                                                 -               -
          Class A-2  Amount                                                                 -               -
          Class A-3  Amount                                                          320,881.86          0.9537
          Class B Amount                                                             167,474.21          4.9583

(iii)  Basic Servicing Fee                                                            91,788.71          0.1224

(iv)  Outstanding Advances (end of preceding collection period)                             -

(v)  Aggregate Receivables (end of preceding collection period)                  110,146,448.55

(vi)  Class A-1 Note Balance (end of Collection Period)                                     -
       Class A-1 Pool Factor (end of Collection Period)                                     -
       Class A-2 Note Balance (end of Collection Period)                                    -
       Class A-2 Pool Factor (end of Collection Period)                                     -
       Class A-3 Note Balance (end of Collection Period)                          68,450,822.18
       Class A-3 Pool Factor (end of Collection Period)                               0.2034381
       Class B Note Balance (end of Collection Period)                            33,776,311.45
       Class B Pool Factor (end of Collection Period)                                 1.0000000
                                                                              ------------------
       Total Pool Balance (end of Collection Period)                             102,227,133.63

(vii)  Realized Losses                                                               159,431.92

(viii)  Noteholders Interest Carryover Shortfall                                            -
         Noteholders Principal Carryover Shortfall                                          -

(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                               -

(x)  Reserve Account Balance                                                      14,994,926.23
       Average Delinquency Ratio                                                         1.1653%
       Average Net Loss Ratio                                                            1.6974%
       Specified Reserve Account Balance                                          14,994,926.23


First Security Auto Owner Trust 1998-1
Monthly Statement to Noteholders
Servicer:  Wells Fargo



October 1, 2001 Thru October 31, 2001
Distribution Date: 11-15-01                                                                         Per $1,000
Statement for Class A and Class B Noteholders Pursuant                                              of Original
to Section 4.7 of the Sale and Servicing Agreement                                                Class A/Class B
                                                                                                    Note Amount
                                                                                                  ---------------
(i)  Principal Distribution
          Class A-1  Amount                                                               -                -
          Class A-2  Amount                                                               -                -
          Class A-3  Amount                                                      9,147,493.85          27.1867
          Class B Amount                                                                  -                -
(ii)  Interest Distribution
          Class A-1  Amount                                                               -                -
          Class A-2  Amount                                                               -                -
          Class A-3  Amount                                                        287,607.54           0.8548
          Class B Amount                                                           167,474.21           4.9583

(iii)  Basic Servicing Fee                                                          85,189.28           0.1136

(iv)  Outstanding Advances (end of preceding collection period)                           -

(v)  Aggregate Receivables (end of preceding collection period)                102,227,133.63

(vi)  Class A-1 Note Balance (end of Collection Period)                                   -
       Class A-1 Pool Factor (end of Collection Period)                                   -
       Class A-2 Note Balance (end of Collection Period)                                  -
       Class A-2 Pool Factor (end of Collection Period)                                   -
       Class A-3 Note Balance (end of Collection Period)                        59,303,328.33
       Class A-3 Pool Factor (end of Collection Period)                             0.1762515
       Class B Note Balance (end of Collection Period)                          33,776,311.45
       Class B Pool Factor (end of Collection Period)                               1.0000000
                                                                               ---------------
       Total Pool Balance (end of Collection Period)                            93,079,639.78

(vii)  Realized Losses                                                             132,576.94

(viii)  Noteholders Interest Carryover Shortfall                                          -
         Noteholders Principal Carryover Shortfall                                        -

(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                             -

(x)  Reserve Account Balance                                                    14,994,926.23
       Average Delinquency Ratio                                                       1.0839%
       Average Net Loss Ratio                                                          1.7338%
       Specified Reserve Account Balance                                        14,994,926.23


First Security Auto Owner Trust 1998-1
Monthly Statement to Noteholders
Servicer:  Wells Fargo


November 1, 2001 Thru November 30, 2001
Distribution Date: 12-17-01                                                                         Per $1,000
Statement for Class A and Class B Noteholders Pursuant                                             of Original
to Section 4.7 of the Sale and Servicing Agreement                                               Class A/Class B
                                                                                                   Note Amount
                                                                                                 ---------------
(i)  Principal Distribution
          Class A-1  Amount                                                               -               -
          Class A-2  Amount                                                               -               -
          Class A-3  Amount                                                      8,067,583.53         23.9771
          Class B Amount                                                                  -               -
(ii)  Interest Distribution
          Class A-1  Amount                                                               -               -
          Class A-2  Amount                                                               -               -
          Class A-3  Amount                                                        249,172.82          0.7405
          Class B Amount                                                           167,474.21          4.9583

(iii)  Basic Servicing Fee                                                          77,566.37          0.1035

(iv)  Outstanding Advances (end of preceding collection period)                           -

(v)  Aggregate Receivables (end of preceding collection period)                 93,079,639.78

(vi)  Class A-1 Note Balance (end of Collection Period)                                   -
       Class A-1 Pool Factor (end of Collection Period)                                   -
       Class A-2 Note Balance (end of Collection Period)                                  -
       Class A-2 Pool Factor (end of Collection Period)                                   -
       Class A-3 Note Balance (end of Collection Period)                        51,235,744.80
       Class A-3 Pool Factor (end of Collection Period)                             0.1522743
       Class B Note Balance (end of Collection Period)                          33,776,311.45
       Class B Pool Factor (end of Collection Period)                               1.0000000
                                                                            -----------------
       Total Pool Balance (end of Collection Period)                            85,012,056.25

(vii)  Realized Losses                                                             118,635.08

(viii)  Noteholders Interest Carryover Shortfall                                          -
         Noteholders Principal Carryover Shortfall                                        -
                                                                          0
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                             -
                                                                         ##
(x)  Reserve Account Balance                                                    14,994,926.23
       Average Delinquency Ratio                                                       1.1207%
       Average Net Loss Ratio                                                          1.2634%
       Specified Reserve Account Balance                                        14,994,926.23

First Security Auto Owner Trust 1998-1
Monthly Statement to Noteholders
Servicer:  Wells Fargo


December 1, 2001 Thru December 31, 2001
Distribution Date: 1-15-02                                                                          Per $1,000
Statement for Class A and Class B Noteholders Pursuant                                              of Original
to Section 4.7 of the Sale and Servicing Agreement                                                Class A/Class B
                                                                                                    Note Amount
                                                                                                  ---------------
(i)  Principal Distribution
          Class A-1  Amount                                                                -               -
          Class A-2  Amount                                                                -               -
          Class A-3  Amount                                                       6,938,361.27         20.6210
          Class B Amount                                                                   -               -
(ii)  Interest Distribution
          Class A-1  Amount                                                                -               -
          Class A-2  Amount                                                                -               -
          Class A-3  Amount                                                         215,275.52          0.6398
          Class B Amount                                                            167,474.21          4.9583

(iii)  Basic Servicing Fee                                                           70,843.38          0.0945

(iv)  Outstanding Advances (end of preceding collection period)                            -

(v)  Aggregate Receivables (end of preceding collection period)                  85,012,056.25

(vi)  Class A-1 Note Balance (end of Collection Period)                                    -
       Class A-1 Pool Factor (end of Collection Period)                                    -
       Class A-2 Note Balance (end of Collection Period)                                   -
       Class A-2 Pool Factor (end of Collection Period)                                    -
       Class A-3 Note Balance (end of Collection Period)                         44,297,383.53
       Class A-3 Pool Factor (end of Collection Period)                              0.1316533
       Class B Note Balance (end of Collection Period)                           33,776,311.45
       Class B Pool Factor (end of Collection Period)                                1.0000000
                                                                            ------------------
       Total Pool Balance (end of Collection Period)                             78,073,694.98

(vii)  Realized Losses                                                               83,635.77

(viii)  Noteholders Interest Carryover Shortfall                                           -
         Noteholders Principal Carryover Shortfall                                         -
                                                                          0
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                              -
                                                                         ##
(x)  Reserve Account Balance                                                     14,994,926.23
       Average Delinquency Ratio                                                        1.1880%
       Average Net Loss Ratio                                                           1.0476%
       Specified Reserve Account Balance                                         14,994,926.23


First Security Auto Owner Trust 1998-1
Monthly Statement to Noteholders
Servicer:  Wells Fargo


January 1, 2001 Thru January 31, 2001
Distribution Date: 2-15-02                                                                            Per $1,000
Statement for Class A and Class B Noteholders Pursuant                                               of Original
to Section 4.7 of the Sale and Servicing Agreement                                                 Class A/Class B
                                                                                                     Note Amount
                                                                                                   ---------------
(i)  Principal Distribution
          Class A-1  Amount                                                                 -               -
          Class A-2  Amount                                                                 -               -
          Class A-3  Amount                                                        7,233,932.73         21.4995
          Class B Amount                                                                    -               -
(ii)  Interest Distribution
          Class A-1  Amount                                                                 -               -
          Class A-2  Amount                                                                 -               -
          Class A-3  Amount                                                          186,122.84          0.5532
          Class B Amount                                                             167,474.21          4.9583

(iii)  Basic Servicing Fee                                                            65,061.41          0.0868

(iv)  Outstanding Advances (end of preceding collection period)                             -

(v)  Aggregate Receivables (end of preceding collection period)                   78,073,694.98

(vi)  Class A-1 Note Balance (end of Collection Period)                                     -
       Class A-1 Pool Factor (end of Collection Period)                                     -
       Class A-2 Note Balance (end of Collection Period)                                    -
       Class A-2 Pool Factor (end of Collection Period)                                     -
       Class A-3 Note Balance (end of Collection Period)                          37,063,450.80
       Class A-3 Pool Factor (end of Collection Period)                               0.1101538
       Class B Note Balance (end of Collection Period)                            33,776,311.45
       Class B Pool Factor (end of Collection Period)                                 1.0000000
                                                                             ------------------
       Total Pool Balance (end of Collection Period)                              70,839,762.25

(vii)  Realized Losses                                                               157,673.97

(viii)  Noteholders Interest Carryover Shortfall                                            -
         Noteholders Principal Carryover Shortfall                                          -
                                                                           0
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                               -
                                                                          ##
(x)  Reserve Account Balance                                                      14,994,926.23
       Average Delinquency Ratio                                                         1.2656%
       Average Net Loss Ratio                                                            1.3225%
       Specified Reserve Account Balance                                          14,994,926.23

First Security Auto Owner Trust 1998-1
Monthly Statement to Noteholders
Servicer:  Wells Fargo


February 1, 2002 Thru February 28, 2002
Distribution Date: 3-15-02                                                                        Per $1,000
Statement for Class A and Class B Noteholders Pursuant                                            of Original
to Section 4.7 of the Sale and Servicing Agreement                                              Class A/Class B
                                                                                                  Note Amount
                                                                                                ---------------
(i)  Principal Distribution
          Class A-1  Amount                                                              -               -
          Class A-2  Amount                                                              -               -
          Class A-3  Amount                                                     6,414,686.38         19.0647
          Class B Amount                                                                 -               -
(ii)  Interest Distribution
          Class A-1  Amount                                                              -               -
          Class A-2  Amount                                                              -               -
          Class A-3  Amount                                                       155,728.27          0.4628
          Class B Amount                                                          167,474.21          4.9583

(iii)  Basic Servicing Fee                                                         59,033.14          0.0787

(iv)  Outstanding Advances (end of preceding collection period)                          -

(v)  Aggregate Receivables (end of preceding collection period)                70,839,762.25

(vi)  Class A-1 Note Balance (end of Collection Period)                                  -
       Class A-1 Pool Factor (end of Collection Period)                                  -
       Class A-2 Note Balance (end of Collection Period)                                 -
       Class A-2 Pool Factor (end of Collection Period)                                  -
       Class A-3 Note Balance (end of Collection Period)                       30,648,764.42
       Class A-3 Pool Factor (end of Collection Period)                            0.0910891
       Class B Note Balance (end of Collection Period)                         33,776,311.45
       Class B Pool Factor (end of Collection Period)                              1.0000000
                                                                          ------------------
       Total Pool Balance (end of Collection Period)                           64,425,075.87

(vii)  Realized Losses                                                             85,965.62

(viii)  Noteholders Interest Carryover Shortfall                                         -
         Noteholders Principal Carryover Shortfall                                       -
                                                                        0
(ix)  Aggregate Purchase Amount of Receivables Repurchased by
        the Sellers or purchased by Servicers                                            -
                                                                       ##
(x)  Reserve Account Balance                                                   14,994,926.23
       Average Delinquency Ratio                                                      1.2362%
       Average Net Loss Ratio                                                         1.3800%
       Specified Reserve Account Balance                                       14,994,926.23
